Exhibit 23.1

Consents of Independent Registered Public Accounting Firm and Independent Public Accountants

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS’ CONSENT

We hereby consent to the references to Marcum & Kliegman LLP and the incorporation by reference in this Registration Statement on Form S-3 filed by Andrea Electronics Corporation (the “Company”) of our report dated February 13, 2004, except for Notes 18 and 9 which are dated February 23, 2004 and March 26, 2004, respectively, on our audits of the consolidated financial statements of the Company as of December 31, 2003 and 2002 and for the years then ended, appearing in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003. We did not audit the financial statements of Lamar Signal Processing, LTD (“Lamar”), a wholly owned subsidiary, these statement were audited by other auditors whose report had been furnished to us and our opinion, in so far as it relates to the amounts included for Lamar was based solely on the report of the other auditors.

We also consent to the reference to us under the caption “Experts” in the prospectus.

/s/ Marcum & Kliegman LLP

Marcum & Kliegman LLP

May 24, 2004

Woodbury, New York

INDEPENDENT AUDITORS’ CONSENT

We consent to the reference to our firm under the caption “Experts” and to the use of our reports dated March 25, 2004, with respect to the financial statements of Lamar Signal Processing, LTD incorporated by reference in the Registration Statement (Form S-3 No. 333-114245) and related Prospectus of Andrea Electronics Corporation.

/s/ KOST FORER GABBAY & KASIERER

KOST FORER GABBAY & KASIERER

A member of Ernst & Young Global

May 24, 2004

Haifa, Israel

INDEPENDENT AUDITORS’ CONSENT

We consent to the reference to our firm under the caption “Experts” and to the use of our reports dated April 2, 2003, with respect to the financial statements of Lamar Signal Processing, LTD incorporated by reference in the Registration Statement (Form S-3 No. 333-114245) and related Prospectus of Andrea Electronics Corporation.

/s/ LUBOSHITZ KASIERER

LUBOSHITZ KASIERER

An affiliate member of Ernst & Young International

May 24, 2004

Haifa, Israel